Fair Value of Financial Instrument	12 Months Ended
Dec. 31, 2014
Fair Value Disclosures [Abstract]
FAIR VALUE OF FINANCIAL INSTRUMENT

15.	FAIR VALUE OF FINANCIAL INSTRUMENT
The fair value of cash and cash equivalents approximates the carrying value due to the low level of credit risk of these assets combined with their market interest rates. The fair value measurement for cash and cash equivalents is categorized as Level 1 in the fair value hierarchy. Fair values determined by Level 1 inputs utilize unadjusted quoted prices in active markets for identical assets.